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                                           AMENDMENT dated as of February 5,
                                        1998, between ALLIANCE IMAGING, INC.
                                   (the "CORPORATION") and RICHARD N. ZEHNER
                                   (the "EXECUTIVE").

                                    RECITALS

         WHEREAS, the Corporation and Executive are parties to an Employment Agreement dated as of July 23, 1997 (as thereafter amended as of December 31, 1997 and as of February 5, 1998, the "EMPLOYMENT AGREEMENT"), pursuant to which, among other things, the Corporation agreed to grant to the Executive options to acquire common stock of the Corporation (the "EXISTING OPTIONS");

         WHEREAS, the parties' agreed the Executive should be granted Options subject to forfeiture if Joseph Cilurzo became employed by the Corporation after the consummation of the acquisition by the Corporation of Mobile Technology, Inc.;

         WHEREAS, the Amendment dated as of an even date herewith incorrectly sets forth the parties' agreement by reducing the number of Options to be granted to the Executive without any qualification;

         WHEREAS, the Options are subject to the Alliance Imaging, Inc. 1997 Stock Option Plan (the "Plan") and a Stock Option Agreement dated as of December 18, 1997 (the "OPTION AGREEMENT" and together with the Employment Agreement, the "AGREEMENTS"); and

         WHEREAS, the Corporation and the Executive desire to further amend the Agreements as hereinafter described.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements of the parties set forth herein, the parties do hereby agree as follows (capitalized terms used but not defined herein have the meanings ascribed to them in the Option Agreement, or if not defined therein, in the Plan):

                                    ARTICLE I
                                   AMENDMENTS

1.1      GRANT OF ADDITIONAL OPTIONS.

         (a) Section 2 of the Option Agreement is hereby amended by adding a new sentence to the end thereof, which shall read as follows: "The Corporation hereby grants to the Executive an additional 25,000 Options, 50% of which shall be Tranche A Options, 25% of which shall be Tranche B Options and 25% of which shall be Tranche C Options (collectively, the "NEW OPTIONS")."

         (b) The Option Agreement is hereby amended by amending the term "OPTION" each time it appears therein to mean the Existing Options and the New Options.

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1.2      FORFEITURE OF OPTIONS.

         The Option Agreement is hereby amended by adding a new Section 15, which shall read in its entirety as follows:

         "15.     FORFEITURE OF NEW OPTIONS.

                  The Corporation may from time to time, in its sole discretion, request that the Executive forfeit up to all of the New Options on the terms and conditions set forth in this Section 15.

                  (a) The Compensation Committee of the Board of Directors of the Corporation shall determine the number of Options to be granted to one or more new employees of the Corporation or its subsidiaries (the "AGGREGATE FORFEITURE NUMBER"), and shall deliver a notice to the Executive to such effect.

                  (b) Immediately upon delivery of the notice referred to in
         Section 15(a), the Executive shall be deemed to have forfeited New Options (the "FORFEITED OPTIONS") as follows:

                           (i) The Executive shall forfeit a number of New
                  Options equal to the Aggregate Forfeiture Number, multiplied by a fraction, the numerator of which is the number of New Options held by the Executive and the denominator of which is the number of options granted on the date hereof to and held by Richard N. Zehner and Vincent S. Pino.

                           (ii) 50% of the Forfeited Options shall be Tranche A
                  Options, 25% of the Forfeited Options shall be Tranche B Options and 25% of the Forfeited Options shall be Tranche C Options.

                           (iii) Simultaneously with the delivery of the notice
                  referred to in Section 15(a), the Corporation (as directed by the Compensation Committee of the Board of Directors) shall cause to be issued to the Executive a number of replacement options ("NON-PLAN OPTIONS") which will contain the same terms and conditions as the New Options (including the continuation of the same vesting schedule as the New Options) except that the exercise price of the Non-Plan Options shall be equal to
                  (A) $11 plus (B) the absolute value of the difference between the Fair Market Value of a Share on the date that the Executive exercises the Non-Plan Option and the exercise price of the option granted to another employee pursuant to Section 15(a) hereof which grant caused the issuance to the Executive of such Non-Plan Option.

                           (iv) Promptly after receipt of the notice referred to
                  in Section 15(a), the Executive will deliver to the Corporation its Option and the Corporation will cancel the Option and reissue (A) a new option to the Executive for the aggregate number of Options held by the Executive less the number of Options forfeited by the Executive and (B) a Non-Plan Option for a number of Shares equal to the number of Options forfeited by the Executive.

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1.3      RIGHT OF REPURCHASE.

         The Option Agreement is hereby amended by adding a new Section 16, which shall read in its entirety as follows:

                  "The Executive agrees that if he desires to exercise any New Option which is a Vested Option, he will first offer the Corporation the right to repurchase such Option for cash in an amount equal to the Fair Market Value of each Share subject to such Option less the exercise price thereof."

                                   ARTICLE II
                                  MISCELLANEOUS

2.1      NO OTHER CHANGES.

         Except as expressly set forth in this Amendment, the Agreements shall remain in full force and effect, enforceable in accordance with their respective terms.

                                   * * * * * * *


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                       ALLIANCE IMAGING, INC.


                                       By:  /S/ KENNETH S. ORD
                                         --------------------------------------
                                       Name:  Kenneth S. Ord
                                       Title: Executive Vice President and CFO


                                       /s/ RICHARD N. ZEHNER
                                      -----------------------------------------
                                       Executive: Richard N. Zehner